Health Care Reform (Details) - USD ($) $ in Millions		Dec. 31, 2015	Dec. 31, 2014
Health Care Reform [Abstract]
Health Care Reform Risk Adjustment Gross		$ 7.4
Reinsurance Recoverable Under Health Care Reform	[1]	394.5	$ 337.6
Net health care reform risk adjustment payable (receivable)	[1]	(710.2)	(230.0)
Health care reform risk corridor net	[1]	(8.1)	$ (9.6)
Health care reform risk corridor receivable, gross		$ 2.2
Health care reform risk corridor proration rate		12.60%

[1]	At December 31, 2015, $7.4 million of Health Care Reform risk adjustment receivables and $2.2 million of Health Care Reform risk corridor receivables each relate to the 2014 program year, with the remainder of the net balances related to the 2015 program year. All such assets and liabilities were classified as current in our balance sheets at December 31, 2015 and 2014.